Exhibit 99.1

AMIH Appoints Original “Shark Tank” Investor Kevin Harrington to its Advisory Board;

With 40 Year Track Record, Harrington has Produced over $5 Billion in Global Sales, Launched over 500 Products

Addison, TX — March 18, 2021 — American International Holdings Corp. (OTCQB: AMIH), a diversified holding company dedicated to acquiring and operating health, wellness, infrastructure and technology companies, today announced that iconic businessman, veteran entrepreneur and inaugural “Shark Tank” investor Kevin Harrington has joined its newly formed Advisory Board.

In that role, Mr. Harrington will serve for a two-year term as the Company’s Brand Ambassador and Advisor on marketing, promotions, acquisitions, licensing and all other sales and growth initiatives.

Mr. Harrington is widely known for being an original “Shark” investor on the ABC television hit series “Shark Tank.” He has launched over 20 businesses that have grown to over $100 million in sales each. He has launched over 500 products generating more than $5 billion in sales worldwide with iconic brands and celebrities such as Jack LaLanne, Tony Little and George Foreman.

“I consider it a privilege to be a part of AMIH, and to contribute to its mission of revolutionizing healthcare and wellness for main street America,” Mr. Harrington stated and added, “I am eagerly looking forward to rolling up my sleeves and helping foster its growth and to promote its brands to new levels of success.”

Commenting on Mr. Harrington’s appointment to the Company’s newly formed Advisory Board, AMIH Chief Executive Officer, Jacob Cohen, said, “We’re thrilled. Kevin is a legendary entrepreneur with expertise and connections that I’m confident will accelerate our growth exponentially over the next couple years.

“Not only has Kevin agreed to provide endorsements, appearances and other assets to promote our products and services, but I expect his advisory services will be vital to our business development, marketing, acquisitions and other growth initiatives,” Mr. Cohen stated and continued, “Kevin will be a truly world class asset and addition to our Advisory Board.”

Additional information regarding Mr. Harrington’s appointment  is included in the Current Report on Form 8-K which the Company is filing today with the Securities and Exchange Commission. The Advisory Board’s mandate is to provide guidance to the Board of Directors regarding business development, marketing, acquisitions, other strategic initiatives and other matters as may be requested.

About Kevin Harrington

Through his entrepreneurial experiences, Kevin realized his talent for turning underutilized assets into growth opportunities. While watching late-night television, he realized nothing was being broadcast on the Discovery Channel after normal broadcast hours. He seized the opportunity to launch what later came to be called the infomercial. Before long, he had helped make, “but wait, there’s more,” part of our cultural history. He’s launched massively successful products like The Food Saver, Ginsu Knives, The Great Wok of China, The Flying Lure, and many more.

He has worked with amazing celebrities like Billie Mays, Tony Little, Jack Lalanne, and George Foreman to name a few. Kevin then built on that success to help pioneer the As Seen on TV brand. After empowering others to achieve success, he recognized the shifting marketplace trends and began to intentionally build his personal brand.

His platform-building efforts earned him a seat as an original “shark” on the hit TV show Shark Tank, where he continued to live out his passion — empowering entrepreneurs to greatness. As a business shark, Kevin knows how to disrupt the marketplace and orchestrate a killer investment deal, bring the best resources to the table and build thriving businesses from scratch. But his people-first, win-win perspective is at the heart of everything.

Like his sales mentor, Zig Ziglar said, “You can have everything in life you want, if you will just help enough other people get what they want.” Kevin’s been called The Entrepreneur’s Entrepreneur and the Entrepreneur Answer Man, because he knows the challenges unique to start-ups and has a special passion for helping entrepreneurs succeed.

About American International Holdings Corporation

American International Holdings Corp. is a diversified holding company dedicated to (a) acquiring, managing and operating health, wellness, infrastructure and technology companies, businesses and/or brands located both in the United States and abroad; (b) operating and managing an online platform providing customers with access to life and career coaches through LifeGuru, Inc. (www.LifeGuru.me); and (c) operating and managing an online telemedicine platform connecting customers to board certified physicians and licensed mental and behavioral health counselors through ZipDoctor, Inc. (www.ZipDoctor.co). The Company seeks opportunities to acquire and grow businesses that possess strong brand values and that can generate long-term sustainable free cash flow and attractive returns in order to maximize value for the Company and its stakeholders.

FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements, including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “would,” “could,” “will” and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward-looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the Company’s actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others such as, but not limited to economic conditions, changes in the laws or regulations, demand for products and services of the Company, the effects of competition and other factors that could cause actual results to differ materially from those projected or represented in the forward-looking statements. These risk factors and others are included from time to time in filings made by the Company with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which it has filed, and files from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investors Relations Contact:

Frank Benedetto

(619) 915-9422